EXHIBIT 99.1

NOBEL LEARNING COMMUNITIES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

TABLE OF CONTENTS

I. PURPOSE	1

II. INTRODUCTION	1

III. POLICIES	2

Honesty and Integrity	2
Fair Dealing	2
Conflicts of Interest	2
Corporate Opportunities	4
Protection and Proper Use of Company Assets	4
Financial Integrity	5
Special Procedures for Reporting/Investigating Complaints Regarding Accounting, Internal Accounting Controls, and Auditing Matters	6
Public Disclosures	6
Special Provisions for Senior Financial Officers and Other Officers	6
Compliance with Applicable Laws, Rules and Regulations	7
Insider Trading	7

Confidentiality and Protection of Inside Information	8

IV. WAIVERS	9

V. PERSONAL RESPONSIBILITY	9

VI. REPORTING/INVESTIGATION PROCEDURES	9

VII. SUMMARY	10

CERTIFICATION	11

NOBEL LEARNING COMMUNITIES, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

I. PURPOSE

Nobel Learning Communities, Inc. (collectively with its subsidiaries, the “Company”) has adopted this Code of Business Conduct and Ethics (this “Code”) to promote:

•	honest and ethical conduct in the performance of Company-related responsibilities;

•	full, fair, accurate, timely and understandable disclosure in the various documents that the Company files with the Securities and Exchange Commission (the “SEC”), and in any other public communications made by the Company;

•	compliance with applicable laws, rules and regulations, including the rules of the Nasdaq and generally accepted accounting principles;

•	standards of accountability, ethics and integrity in support of our mission to develop and educate children;

•	prompt reporting of violations of this Code to appropriate individuals; and

•	accountability for the adherence to this Code.

II. INTRODUCTION

We believe that a strong commitment to principles of ethical conduct is essential to our success. This Code reflects the business practices and behavior that support this commitment.

THIS CODE APPLIES NOT ONLY TO EVERY OFFICER AND DIRECTOR OF THE COMPANY, BUT ALSO TO EVERY EMPLOYEE OF THE COMPANY, WHETHER FULL-TIME OR PART-TIME, EXEMPT OR NON-EXEMPT, OR PERMANENT OR TEMPORARY, REGARDLESS OF THE POSITION HE OR SHE HOLDS WITH THE COMPANY. Each of us has a responsibility to read and understand this Code, and to adhere to the principles and procedures set forth herein.

While this Code cannot address every issue that may arise, it is designed to set forth some guiding principles on a wide range of business practices and procedures, providing guidance to help you recognize and deal with ethical issues, and mechanisms to report unethical conduct. Additional Company Policies (including those referenced elsewhere in this Code) and the Employee Handbook supplement or amplify this Code in certain areas and should be read in conjunction with this Code. Further, from time to time we may adopt additional Policies and procedures with which you are expected to comply, if applicable to you.

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

This Code is neither an employment agreement between the Company and any employee nor an expressed or implied limitation on the grounds for which the Company may terminate the employment of any employee. Nothing in this Code alters the at-will employment status of any non-contracted employee.

III. POLICIES

Honesty and Integrity

The reputation of the Company depends on the honesty and integrity brought to the job by each person associated with us. We all have an obligation to act with honesty, integrity and accountability in performing our responsibilities to the Company, so that everyone with whom we deal can believe in and trust us. Dishonesty, misrepresentations, fraud and deceit have no place in our Company and will not be tolerated.

Acting with integrity requires that we observe both the spirit, as well as the letter, of this Code. Therefore, dishonest, unethical or illegal conduct will constitute a violation of this Code, regardless of whether such conduct is specifically referenced in this Code. You are expected to apply common sense, together with your own highest personal ethical standards, in making business decisions where there is no stated guideline in this Code.

In addition, since our mission is to support the development and education of children, we must apply similar principles and standards when dealing with the children entrusted to us.

Fair Dealing

We seek to outperform our competition fairly and honestly. Our goal is to succeed through superior performance, never through unethical or illegal business practices. Each of us should endeavor to deal fairly and in good faith with the Company’s customers, employees, directors, stockholders, suppliers, service providers, regulators and business partners. None of us may take unfair advantage of anyone through manipulation, abuse of confidential or privileged information, misrepresentation of material facts, inappropriate threats, fraud, or any other intentional unfair dealing practice. We will not condone ethical violations for the sake of personal gain, personal advantage, expediency, or perceived business advantage.

Conflicts of Interest

We each have a fundamental obligation to make sound business decisions on behalf of the Company that are undistorted by our individual, family, financial or other interests. While the Company respects that you may take part in legitimate financial, business and other activities outside your position with us, those activities must be lawful and free of conflicts with your responsibilities to the Company. Even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided.

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

Conflicts of interest can exist when you (or a member of your family or household) have a significant financial interest in, or receive compensation or other benefits from, anyone who provides goods or services to the Company, has contracts or business dealings with the Company, or competes with the Company.

One area in particular in which conflicts of interest can arise involves gifts. Company policy expressly prohibits each of us from asking for or otherwise soliciting any gift from anyone with whom we do business, or anyone proposing to do business with us. In addition, each of us is prohibited from accepting from anyone with whom we do business, or anyone proposing to do business with us, any cash gift, regardless of the amount involved.

In order to avoid a conflict of interest, employees will be permitted to keep only unsolicited, non-cash gifts from someone with whom we do business, or someone proposing to do business with us, where the gift has a value of $50 or less, and is extended as a business courtesy, or relates to a commonly recognized occasion such as promotion, new job, retirement, birthday, wedding, a civil or religious holiday, or business occasions for which local customs dictate gift-giving or receiving. Gifts given as business courtesies include food, travel arrangements, accommodations, or entertainment, all of reasonable value, in the course of a meeting or other occasion whose purpose is to hold bona fide business discussions or to foster better business relations, provided that the expenses would be paid for by the Company as a reasonable business expense if not paid for by another party. Limited exceptions may be granted on a case-by-case basis to permit an employee to accept an unsolicited non-cash gift with a value of up to $100, where approved in writing by an executive officer of the Company. Any gift that you receive with a value of $50 or more must be reported promptly to your supervisor.

There is only one exception to the foregoing limitations on gifts, which pertains only to a teacher or teacher’s aide or assistant. This exception permits a teacher, a teacher’s aide or assistant to accept an unsolicited class gift, in any form other than in cash, regardless of the amount involved, if given in connection with such a commonly recognized gift-giving occasion.

Although it is not possible to list every activity that might present a conflict of interest, the following are additional examples of situations that may involve conflicts of interests:

•	Holding a financial interest in an outside concern where you could personally affect Company business with that concern.

•	Receiving or soliciting personal discounts or other benefits from anyone with whom we do business (or anyone proposing to do business with us) not available to the general public or similarly situated Company employees.

•	Directing Company business to any enterprise that is owned or managed by a member of your family, household, or a close friend.

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

•	Misusing your position or influence with the Company to promote or assist an outside business or not-for-profit activity.

•	Preferential hiring of, direct supervision of, or making a promotion decision about, a member of your family or household.

•	A romantic or other personal relationship that may create a conflict of interest with your Company responsibilities, or compromise Company interests.

The key to successful resolution of any conflict of interest situation is prior disclosure. Each employee must report promptly to his or her supervisor, and each executive officer and director must report promptly to the Board of Directors, the existence of any association, interest, relationship or activity, as it arises, that actually involves or may appear to involve a conflict of interest. Supervisors may not make determinations as to whether a conflict of interest exists without first seeking the approval of any of the Chief Executive Officer, Chief Financial Officer or General Counsel (collectively, the “Compliance Committee”), and filing with the Compliance Committee a description of the activity.

All employees in a supervisory or managerial position must also comply with the Company’s Policy on Employment of Relatives and Contracts With Related Parties.

Corporate Opportunities

You owe a duty to the Company to advance its legitimate interests. Accordingly, you are prohibited from taking for yourself, or a member of your family or household, any opportunities that belong to the Company, or that are discovered either as a result of your position with us, or through the use of Company property, information or position (including property you develop or use in the performance of your duties and responsibilities at the Company). Exceptions to these prohibitions will be permitted only as authorized in writing in advance by (1) in the case of teachers, or teaching aides or assistants, by the Chief Operating Officer, or the applicable Division Vice President; (2) in the case of all other employees, by a member of the Compliance Committee; and (3) for an executive officer or director, by the Board of Directors or a committee of independent directors designated in accordance with applicable laws and regulations.

Protection And Proper Use Of Company Assets

The Company’s assets are meant for Company, not personal, use. Company assets include your time at work and work product, as well as such things as the Company’s funds, property, equipment, computers and software, confidential information, trademarks and name. Incidental personal use may be appropriate for certain Company assets, but you should check with your supervisor to determine what may be appropriate. You may never use our funds, corporate name, any brand name or trademark owned by the Company or any letterhead stationery for any personal purpose.

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

You have an obligation to safeguard Company assets, including exercising care in using Company equipment and vehicles, and bringing promptly to the attention of your supervisor or higher management any suspected waste, misuse, destruction or theft of Company assets.

Financial Integrity

Applicable laws require the Company to maintain accurate books and records and to devise an adequate system of internal controls, and provide criminal and civil penalties for violations of these requirements. In addition, our books and records serve as a basis for managing our business and are relied upon to produce reports for our management, stockholders and creditors, as well as for governmental agencies. It is imperative that our accounting records, and reports produced or derived from them (whether for purposes of external reporting or as internal management tools) accurately and fairly reflect, in reasonable detail, our assets, liabilities, revenues, costs and expenses. Accordingly:

•	All corporate funds and assets must be recorded fully, in accordance with Company procedures, including generally accepted accounting principles and standards, the rules and regulations of the SEC, and other applicable laws, rules and regulations for accounting and financial reporting.

•	No entry may be made in our books and records that is false or artificial, that intentionally hides or disguises the nature of any transaction or of any of our liabilities, or that misclassifies any transactions as to accounts or accounting periods.

•	All business transactions must be properly authorized and supported by appropriate and accurate documentation in reasonable detail.

•	No cash or other assets may be maintained for any purpose in any undisclosed, unrecorded or “off-the-books” fund or bank account.

•	When a payment is made, it must be used only for the purpose spelled out on the supporting document. This applies to all transactions, large or small. For example, the reporting of time worked, business expenses incurred, the posting of revenue and the recording of significant capital improvements or investments require the same degree of accuracy and transparency.

False or misleading accounting records, books and reports are unlawful and are strictly prohibited. The responsibility for ensuring that no false or misleading entries are made resides not only with our finance and audit personnel, but also with each person involved in creating, processing or recording such information. This includes EVERY employee!

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

Special Procedures for Reporting/Investigating Complaints Regarding Accounting, Internal Accounting Controls, and Auditing Matters

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) has adopted special procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, which are set forth in the Company’s Policy on Reporting and Investigating Complaints Relating to Accounting and Auditing Controls and Procedures. Any employee who reasonably believes that there has been a material violation of this Code caused by questionable accounting or auditing matters has the right to submit a confidential, anonymous complaint to the Audit Committee, as further described in that Policy.

Public Disclosures

We rely upon our accounting and other business and corporate records in preparing the periodic and current reports that we file with the SEC. Securities laws require that these reports, and any other public communications that we make from time to time, provide full, fair, accurate, timely and understandable disclosure. If you become aware that our public disclosures (including our financial statements) are not accurate, complete or timely, or if you become aware of a transaction that you believe may require disclosure, you must report this information promptly to any member of the Compliance Committee, or to the Audit Committee.

If you collect, provide or analyze information for or otherwise contribute in any way in preparing or verifying any of our public disclosures, you must strive to ensure that they contain all of the information that would be important to enable stockholders and potential investors to assess the soundness and risks of our business and finances and the integrity of our accounting. All of us must take this responsibility very seriously and provide prompt, accurate and complete answers to our directors, employees, outside auditors, attorneys, consultants and advisors involved in the preparation of our disclosures to the public.

Special Provisions for Senior Financial Officers and Other Officers

While we expect honest and ethical conduct from each of us, we have the highest expectations for our senior financial officers and other officers. The Company’s senior financial officers include our Chief Executive Officer, Chief Financial Officer, controller or other principal accounting officer, and other personnel performing similar functions. These individuals, together with the Company’s other officers, have important roles in the Company’s governance, financial reporting and legal compliance that we expect them to fulfill with the highest degree of honesty and integrity at all times.

Although the senior financial officers and the other officers of the Company are required to comply with all of the provisions of this Code, this section is designed to underscore the expectation that these individuals set a “tone at the top” by fostering a culture of high ethical standards and commitment to compliance, and promoting a work environment that

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

encourages employees to raise concerns. The Company’s senior financial officers and other officers should, through leadership and communication, make sure that employees understand the Company’s obligations to the public under the law with respect to its disclosures, including that results are never more important than compliance with the law.

This Code is intended to be the Company’s Code of Ethics for Senior Financial Officers pursuant to the provisions of Section 406 of the Sarbanes-Oxley Act of 2002 and related rules of the SEC, as well as its Code of Conduct required under Rule 4350(n) of the NASDAQ Marketplace Rules.

Compliance with Applicable Laws, Rules and Regulations

A variety of laws, rules and regulations apply to the Company and its operations. Violation of these laws, rules and regulations may subject you, as well as the Company, to civil and/or criminal penalties. While we do not expect you be fully versed in all aspects of the law affecting your responsibilities, we do require you to have a working knowledge of those legal requirements, and to communicate those standards to any employees that you supervise. We also expect you to be able to determine when to seek advice from others. If you do have a question about the legal rules involving Company business conducted by you, it is important that you not hesitate to seek answers from your supervisor or the General Counsel before taking any actions that may jeopardize the Company.

Our success depends upon each of us operating within legal guidelines and cooperating with federal, state and local authorities. Obeying the law, both in letter and in spirit, is the foundation of this Code, and none of us may delegate that responsibility to another person or to the Company. Disregard of the law will not be tolerated.

Insider Trading

You may at times have information about the Company that is not generally known to the public but which, if known, might influence a reasonable investor in deciding whether to purchase, sell or hold Company stock. Such information, known as “inside information,” may take many forms, but examples include non-public financial results, operational plans and strategies, or information related to acquisitions, divestitures, new products or services, major contracts, expansion plans, financing transactions, major management plans and other important corporate developments.

In the eyes of the law, inside information is considered Company property with which you have been entrusted. Using inside information in connection with buying or selling securities is not only unethical, it is illegal, and can subject you to severe civil and criminal penalties. It is also illegal to disclose inside information to anyone else, including family members and friends, who could trade in Company stock on the basis of that information.

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

All inside information should be considered confidential information. You may not use or share any inside information for stock trading purposes or for any other purpose except the conduct of our business and in strict conformance with all applicable laws and SEC regulations. If you have any questions, please consult the General Counsel.

We remind you that the Company has adopted a separate Policy Against Insider Trading and Related Matters Involving Company Securities, as well as a Policy Against Insider Trading and Related Matters Involving Company Securities For Directors, Executive Officers and Certain Other Persons. These Policies serve as an integral part of this Code, and you should consult the Policy applicable to you for more specific information on the definition of inside information and on buying and selling our securities.

Confidentiality and Protection of Inside Information

In your position with the Company, you may learn confidential information relating to our business or operations, or to our customers. “Confidential information” means any non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. It also includes any information designated by us or by law (such as the Health Insurance Portability and Accountability Act of 1996, commonly known as HIPAA) as confidential, or information that you are aware is subject to an obligation of confidentiality.

Examples of confidential information include such things as all personal information pertaining to our employees, parents, children or other individuals (including, for example, names, addresses, telephone numbers and social security numbers); capital expansion plans; business and marketing plans, strategies and information; pricing formulas, margins and internal practices; financial information and forecasts; terms of compensation and personnel practices; curriculum information; and testing data.

The unauthorized use or disclosure of confidential information could, among other things, competitively disadvantage the Company or breach the confidence of a customer. Such use or disclosure would not only violate this Code, it could also be illegal and result in civil or even criminal penalties. As a result, you may not use, disclose or communicate confidential information with outsiders, or even others within the Company who do not have a legitimate business purpose for receiving that information, other than as authorized by management or the Board of Directors, as required by law after consulting with the General Counsel, or as required in connection with your specific duties for the Company. This obligation to respect and safeguard confidential information applies both during your position with the Company as well as thereafter. Under no circumstances may you use or disclose confidential information to others for personal gain.

Unauthorized posting or discussion of any non-public information concerning our business, information or prospects on the Internet is prohibited. You may not discuss our business, information or prospects in any “chat room,” regardless of whether you use your own name or a pseudonym.

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

IV. WAIVERS

From time to time, the Company may in limited circumstances waive some provisions of this Code to address equitable concerns raised to the Board of Directors. Such waivers will not be granted unless truly necessary and warranted, and will only be done in a limited and qualified manner. Any waiver of this Code for senior financial officers, executive officers or directors must be in writing, and may be made only by the Board of Directors or, to the extent permitted by the rules of Nasdaq, a committee of the Board, and must be promptly disclosed as required by the SEC and the rules of Nasdaq. Any waiver for other employees may be made only by a member of the Compliance Committee, or by the Board of Directors or a committee of the Board of Directors.

V. PERSONAL RESPONSIBILITY

As we all work together to ensure prompt and consistent action against violations of this Code, there may be some situations in which it is difficult to know right from wrong. If you have any questions about the lawfulness or appropriateness of any action or conduct, it is your duty to seek appropriate advice. In general, the first step to take in such circumstances is to discuss the situation with your supervisor. However, in the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, you may discuss it with higher management, including any member of the Compliance Committee.

Supervisors are accountable not only for their own compliance with this Code, but also for compliance by all those under their supervision. The compliance environment within each supervisor’s assigned area of responsibility will be a significant factor in evaluating the quality of that individual’s performance.

VI. REPORTING/INVESTIGATION PROCEDURES

Ethical behavior and compliance with this Code constitute a part of the terms and conditions of employment of each employee of the Company. Violations of the standards embodied in this Code, including failure to report potential violations by others or to cooperate with an investigation of a violation, will be viewed as a severe disciplinary matter that may result in personnel actions, up to and including immediate termination of employment. In appropriate cases, civil legal action or referral for criminal prosecution may also result.

If you reasonably believe that someone has engaged in or is about to engage in any activity that may be illegal or that violates this Code, you are expected to report it immediately, regardless of the identity or position of the suspected violator. Supervisors must promptly report any complaints or observations of Code violations to a member of the Compliance Committee. If the allegation relates to the Financial Integrity provisions of this Code, you should report the matter to the Chief Financial Officer; allegations relating to the other provisions of this Code should be reported to the General Counsel. If any allegation involves an executive officer or director, the matter should instead be reported to the Audit Committee.

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

Reports of violations of this Code will be investigated promptly, and if the investigation leads to a conclusion that a material violation of this Code has occurred, the Company will take appropriate corrective action, up to and including termination of employment. We also prohibit any form of retaliation against a person who reports a suspected violation of this Code (even if the report is mistaken but was submitted in the good faith belief it was correct) or against any person who participates in the investigation of a violation of this Code. Anyone who believes retaliatory action has been taken against him or her because he or she made a good faith report of a suspected violation of this Code should contact the Audit Committee.

You are expected as part of the ethical standards required by this Code to act responsibly in making complaints, and recognize the potentially serious impact of a false accusation. Making a complaint without a good faith basis is itself an ethical violation.

VII. SUMMARY

This Code will be reviewed periodically, and any updates will be made available to you. Please remember that compliance is an ongoing activity. Day in and day out, we must always adhere to the highest standards of honesty, integrity and fairness in the conduct of our business.

THIS MEANS YOU!

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04

CERTIFICATION

The undersigned hereby certifies that he or she:

a. has read and understands the Nobel Learning Communities, Inc. Code of Business Conduct and Ethics (the “Code”), a copy of which was distributed with this Certificate;

b. has complied with the Code and the procedures set forth in the Code;

c. will continue to comply with the Code and the procedures set forth in the Code; and

d. understands that violations of the Code can result in sanctions, which may include immediate dismissal, removal for cause and/or referral for criminal prosecution or civil action.

Signature:

Name:
(Please Print)

Title:
(Please Print)

Date:

Code of Business Conduct and Ethics	Adopted on April-19-04
Last Revised on June-3-04